EXHIBIT
                                                                           24.5


                  CONSENT OF CARACANSI RAMEY & ASSOCIATES, LLC.

                          Certified Public Accountants


                                       --

                         CONSENT OF INDEPENDENT AUDITORS

                        CARACANSI RAMEY & ASSOCIATES, LLC
                          CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the incorporation by reference in this Registration Statement of J-Bird Music Group, Ltd Corporation on Form S-8 of our report dated March 19, 2001 appearing in the incorporated by reference Annual Report on Form 10-KSB of The J-Bird Music Group, Ltd for the year ended December 31, 2000.

                                        /s/  Caracansi Ramey & Associates, LLC
                                        --------------------------------------
                                        Caracansi Ramey & Associates, LLC
                                        Certified Public Accountants

August 3, 2001
77 North Street
Danbury, Connecticut 06180 Tel: 203-794-9187
Fax:  203-790-1566


                                       68